Exhibit 10.19

FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is made and entered into as of this 1st day of April 2012, by and between ZOOM GROUP, LLC, a Massachusetts limited liability company (“Landlord”), and GINKGO BIOWORKS, INC., a Delaware corporation (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Lease Agreement entered into as of December 22nd, 2011, by and between Landlord and Tenant (the “Original Lease”). The Original Lease together with this Amendment are hereinafter referred to collectively as the “Lease.” Pursuant to the Original Lease, Tenant leased certain Premises in the building located at 27 Drydock Avenue, Boston, Massachusetts (the “Building”), which Premises consist of a portion of the eighth floor of the Building and contain approximately 11,565 rentable square feet (the “Premises”);

WHEREAS, the Original Lease provides Tenant an Expansion Option for a certain First Right of Refusal Premises (as such term in defined in the Lease); and

WHEREAS, Landlord and Tenant desire to amend the Expansion Option set forth in Exhibit K of the Original Lease in order to provide Tenant with an ongoing right of refusal with respect to the First Right of Refusal Premises.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00), the covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant do hereby agree as follows:

1.    Amendment. The Original Lease is hereby amended such that Exhibit K of the Original Lease, entitled “Expansion Right”, is hereby deleted in its entirety and replaced with the Exhibit K attached to this Amendment.

2.    Execution. This Amendment may be executed in two (2) or more counterparts, each of which shall be an original but such counterparts together shall constitute one and the same instrument notwithstanding that both Landlord and Tenant are not signatories to the same counterpart. Delivery of an executed counterpart of this Amendment by facsimile shall be equally as effective as delivery of any original executed counterpart. Any party delivering an executed counterpart of this Amendment by facsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment. Signature and acknowledgement pages may be detached from the counterparts and attached to a single copy of this Amendment to physically form one (1) document.

3.    Severability. The illegality, invalidity or unenforceability of any provision of this Amendment under the laws of any jurisdiction shall not affect its legality, validity or enforceability under the laws of any other jurisdiction, nor the legality, validity or enforceability of any other provision.

4.    Miscellaneous. All terms used herein, unless otherwise defined herein, shall have the same meaning as such terms used in the Original Lease. Except as herein modified or amended, the provisions, conditions and terms of the Original Lease shall remain unchanged and in full force and effect. The conditions, covenants and agreements herein contained shall be binding upon the parties hereto and their respective successors and assigns. The individuals executing this Amendment hereby represent and warrant that they are empowered and duly authorized to so execute this Amendment on behalf of the parties they represent. This Amendment shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed within such state without regard to principles of conflicts of law.

-Balance of page intentionally blank, signature page and exhibits on following pages-

Landlord and Tenant have executed this Amendment as of the day and year first above written.

GINGKO BIOWORKS, INC., a Delaware corporation

By:	/s/ Barry Canton
Name:	Barry Canton
Its:	Founder

ZOOM GROUP, LLC, a Massachusetts limited liability company

By:	/s/ Jeff Wallace
Name:	Jeff Wallace
Its:	Manager